EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Moore, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-K of Fox Petroleum Inc. for the year ended February 28, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fox Petroleum Inc..

Dated: July 15, 2009

/s/ Richard Moore
Richard Moore
President, Chief Executive Officer, Chairman, and
Director
(Principal Executive Officer, Principal Financial
Officer, and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Fox Petroleum Inc. and will be retained by Fox Petroleum Inc. and furnished to the Securities and Exchange Commission or its staff upon request.